OAKWOOD MORTGAGE INVESTORS, INC. 1998-A                                                             REPORT DATE:  September 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #        7
REMITTANCE REPORT                                                                                   Page 1 of 7
REPORTING MONTH:                       Aug-98


                                   Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                    Ending           Scheduled
Principal         Scheduled          Prepaid            Liquidated        Contracts          Principal        Gross
Balance           Principal          Principal          Principal         Repurchased        Balance          Interest
-------------------------------------------------------------------------------------------------------------------------------

186,465,039.82  (266,768.97)     (1,009,800.21)      (516,667.83)             0.00        184,671,802.81    1,692,516.96
===============================================================================================================================


                      Scheduled                                            Amount
    Servicing         Pass Thru          Liquidation       Reserve         Available for        Limited            Total
    Fee               Interest           Proceeds          Fund Draw       Distribution         Guarantee          Distribution
------------------------------------------------------------------------------------------------------------------------------------

   155,387.53       1,537,129.43        355,653.94           0.00         3,324,740.08             0.00           3,324,740.08
====================================================================================================================================




                                                      Certificate Account
---------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                        Investment               Ending
         Balance               Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------

      1,000,860.37           1,769,895.49       1,585,204.33     (3,298,775.70)           3,075.56             1,060,260.05
=================================================================================================================================



                        P&I Advances at Distribution Date
----------------------------------------------------------------------------------


      Beginning              Recovered            Current            Ending
       Balance               Advances            Advances           Balance
----------------------------------------------------------------------------------

     1,010,500.12            976,843.87      1,309,000.53       1,342,656.78
==================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A                                                             REPORT DATE:  September 12, 1998
                                                                                                    POOL REPORT #      7

                                                                                                    Page 2 of 7

OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                Aug-98


Class B Crossover Test                                                          Test Met?
-------------------------------------------------------------                   ---------------

(a) Remittance date on or after September 2002                                        N


(b) Average 60 day Delinquency rate <=        5%                                      Y

(c) Average 30 day Delinquency rate <=        7%                                      Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

Average 30 day delinquency ratio:
                Sep 2002- Feb 2004            7%                                      N
                Mar 2004-Feb 2005             8%                                      N
                Mar 2005 and thereafter       9%                                      N




(e) Current realized loss ratio <=            2.75%                                   Y


(f) Does Subordinated Certificate percentage equal or

     exceed                                   32.813%
     of Pool Scheduled Principal Balance

                Beginning M balance                                  15,337,000.00

                Beginning B-1 balance                                14,843,000.00

                Beginning B-2 balance                                 6,926,846.00
                                                             ---------------------
                                                                     37,106,846.00
                                                             ---------------------
                Divided by beginning pool
                balance                                             186,465,039.82
                                                                             19.900%  N







 Average 60 day delinquency ratio:


                                   Over 60s           Pool Balance        %
                       --------------------------------------------------------

 Current Mo                     6,749,619.96          184,671,802.81   3.65%
 1st Preceding Mo               5,577,540.56          186,465,039.82   2.99%
 2nd Preceding Mo               4,080,900.89          188,049,996.94   2.17%
                                                          Divided by      3
                                                                  -------------
                                                                       2.94%
                                                                  =============





                                  Over 30s            Pool Balance         %
                       --------------------------------------------------------

 Current Mo                    13,366,724.84          184,671,802.81  7.24%
 1st Preceding Mo              10,835,760.37          186,465,039.82  5.81%
 2nd Preceding Mo               9,531,398.43          188,049,996.94  5.07%
                                                          Divided by    3
                                                                  -------------
                                                                      6.04%
                                                                  =============

 Cumulative loss ratio:

                        Cumulative losses                403,953.10
                                          ------------------------
 Divided by Initial Certificate Principal            197,901,846.00  0.204%
                                                                  =============





 Current realized loss ratio:
                                Liquidation               Pool
                                   Losses               Balance
                       ---------------------------------------------

 Current Mo                       161,013.89          184,671,802.81
 1st Preceding Mo                 148,973.97          186,465,039.82
 2nd Preceding Mo                  47,759.35          188,049,996.94
                                                                     0.770%
                                                                  =============




OAKWOOD MORTGAGE INVESTORS, INC. 1998-A                                                             REPORT DATE:  September 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #             7
REMITTANCE REPORT                                                                                   Page 3 of 7
REPORTING MONTH:                                Aug-98



                                                                Delinquency Analysis

                                              31 to 59 days            60 to 89 days         90 days and Over
                No. of       Principal               Principal             Principal               Principal
                Loans         Balance        #        Balance        #       Balance        #        Balance
              ---------------------------------------------------------------------------------------------------

Excluding Repos   4,862    181,607,026.77    202     6,604,358.73    49     1,661,665.76    53      2,057,605.69

        Repos        93      3,064,776.04      1        12,746.15    18       592,163.78    73      2,438,184.73
              ---------------------------------------------------------------------------------------------------

        Total     4,955    184,671,802.81    203     6,617,104.88    67     2,253,829.54   126      4,495,790.42
              ===================================================================================================




                                                                                  Repossession Analysis
                                     Active Repos                     Reversal       Current Month
         Total Delinq.                Outstanding                    (Redemption)        Repos                   Cumulative Repos
             Principal                     Principal                 Principal             Principal                 Principal
       #       Balance           #          Balance         #        Balance      #         Balance            #      Balance
---------------------------------------------------------------------------------------------------------------------------------

     304       10,323,630.18    93         3,064,776.04     0            0.00   39          1,280,774.45     144    4,500,055.68

      92        3,043,094.66
----------------------------

     396       13,366,724.84
============================

     8.0%             7.24%
============================


OAKWOOD MORTGAGE INVESTORS, INC. 1998-A                                                             REPORT DATE:  September 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT # 7
REMITTANCE REPORT
REPORTING MONTH:                               Aug-98                                               Page 4 of 7

REPOSSESSION LIQUIDATION REPORT



                                     Liquidated                                                                           Net
Account              Customer         Principal           Sales          Insur.          Total        Repossession     Liquidation
 Number                Name            Balance          Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------
139393-3           Dame, R             37,547.48         33,300.00      3,070.35        36,370.35        4,910.00       31,460.35
140630-5           Hatton, J           21,885.00         19,700.00      2,884.59        22,584.59        4,910.00       17,674.59
140695-8           Treadwell, B        22,320.60         23,400.00        339.83        23,739.83        4,910.00       18,829.83
141297-2           Scarbrough, K       32,230.48         30,500.00        342.00        30,842.00        4,910.00       25,932.00
141542-1           Oakes, E            26,457.67         26,400.00        244.24        26,644.24        4,910.00       21,734.24
141760-9           Hobbs, V            17,123.87         17,400.00      1,244.00        18,644.00        4,910.00       13,734.00
141850-8           Bellows, I          32,878.74         34,400.00        280.82        34,680.82        4,910.00       29,770.82
141991-0           King, J             26,693.27         23,900.00      1,110.12        25,010.12        4,910.00       20,100.12
143141-0           Douglas, A          26,500.26         28,000.00      2,019.06        30,019.06        4,910.00       25,109.06
143858-9           Campbell, L         33,780.36         35,000.00      2,777.49        37,777.49        4,910.00       32,867.49
143878-7           Singletary, J       34,325.77         31,000.00        798.48        31,798.48        4,910.00       26,888.48
143982-7           Beasley Jr, J       29,693.58         28,000.00      1,117.43        29,117.43        4,910.00       24,207.43
141052-1           Bray, W             50,756.12         47,750.00        805.26        48,555.26        8,720.00       39,835.26
142838-2           Baisey, B           45,369.54         40,250.00      1,258.99        41,508.99        8,720.00       32,788.99
144422-3           McCrackin, K        32,315.16         29,650.00      2,565.93        32,215.93        8,720.00       23,495.93
141353-3           Vaughn, C            7,613.15            500.00        142.18           642.18          500.00          142.18
141714-6           McLaughlin, L       14,988.64          3,000.00          0.00         3,000.00          500.00        2,500.00
145828-0           Speights, E         14,577.87          3,500.00      1,544.01         5,044.01          500.00        4,544.01
146641-6           Gaskins, J           9,610.27          3,500.00      1,212.19         4,712.19          500.00        4,212.19
                                                                                             0.00                            0.00
                                     -----------------------------------------------------------------------------------------------
                                      516,667.83        459,150.00     23,756.97       482,906.97       87,080.00      395,826.97
                                     ===============================================================================================



                                                                    Net              Current
Account                Unrecov.          FHA Insurance        Pass Thru         Period Net       Cumulative
 Number                Advances            Coverage            Proceeds         Gain/(Loss)    Gain/(Loss)
--------------------------------------------------------------------------------------------------------------
139393-3                2,145.10                0.00          29,315.25         (8,232.23)
140630-5                1,511.79                0.00          16,162.80         (5,722.20)
140695-8                1,987.77                0.00          16,842.06         (5,478.54)
141297-2                2,910.49                0.00          23,021.51         (9,208.97)
141542-1                2,025.34                0.00          19,708.90         (6,748.77)
141760-9                1,535.09                0.00          12,198.91         (4,924.96)
141850-8                1,567.94                0.00          28,202.88         (4,675.86)
141991-0                2,402.16                0.00          17,697.96         (8,995.31)
143141-0                1,614.79                0.00          23,494.27         (3,005.99)
143858-9                2,530.07                0.00          30,337.42         (3,442.94)
143878-7                3,094.08                0.00          23,794.40        (10,531.37)
143982-7                2,676.57                0.00          21,530.86         (8,162.72)
141052-1                3,182.10                0.00          36,653.16        (14,102.96)
142838-2                1,848.28                0.00          30,940.71        (14,428.83)
144422-3                2,718.61                0.00          20,777.32        (11,537.84)
141353-3                1,502.93                0.00          (1,360.75)        (8,973.90)
141714-6                1,835.30                0.00             664.70        (14,323.94)
145828-0                1,189.31                0.00           3,354.70        (11,223.17)
146641-6                1,895.31                0.00           2,316.88         (7,293.39)
                                                0.00               0.00              0.00
               ---------------------------------------------------------------------------
                       40,173.03                0.00         355,653.94       (161,013.89)   (403,953.10)
               ===============================================================================================


Count              19

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A                                                             REPORT DATE:  September 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #        7
REMITTANCE REPORT
REPORTING MONTH:                                                 Aug-98                             Page 5 of 7


ACCELERATED PRINCIPAL DISTRIBUTION CALCULATION:

The Accelerated Principal Distribution is equal to the lesser of (C) or the positive difference, if any, between (A) and (B)


                  (A) TARGET OVERCOLLATERALIZATION AMOUNT                                                                 989,509.23
                                                                                                               ---------------------

                  (B) CURRENT OVERCOLLATERALIZATION AMOUNT

                          The positive difference, if any, between

                          Scheduled Principal Balance                                                                 186,465,039.82

                          Certificate Principal Balance of all outstanding Classes of Certificates                    185,475,530.59
                                                                                                               ---------------------

                                                                                                                          989,509.23
                                                                                                               ---------------------

                  (C) CURRENT CLASS X STRIP AMOUNT                                                                        361,272.31
                                                                                                               ---------------------


                      ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                                 0.00
                                                                                                               ---------------------

OAKWOOD MORTGAGE INVESTORS, INC. 1998-A                                                             REPORT DATE:  September 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #         7
REMITTANCE REPORT
REPORTING MONTH:                                     Aug-98                                         Page 6 of 7

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                            Original              Beginning        Beginning           Current            Current
                Cert.                      Certificate           Certificate       Carryover          Principal          Principal
                Class                       Balances              Balances         Principal             Due                Paid
------------------------------------------------------------------------------------------------------------------------------------


A-1                                      35,000,000.00         22,573,684.59             0.00       1,793,237.01       1,793,237.01
A-1 Outstanding Writedown                         0.00                  0.00                                0.00

A-2                                      13,950,000.00         13,950,000.00             0.00               0.00               0.00
A-2 Outstanding Writedown                         0.00                  0.00                                0.00

A-3                                      25,200,000.00         25,200,000.00             0.00               0.00               0.00
A-3 Outstanding Writedown                         0.00                  0.00                                0.00

A-4                                      33,450,000.00         33,450,000.00             0.00               0.00               0.00
A-4 Outstanding Writedown                         0.00                  0.00                                0.00

A-5                                      53,195,000.00         53,195,000.00             0.00               0.00               0.00
A-5 Outstanding Writedown                         0.00                  0.00                                0.00

M                                        15,337,000.00         15,337,000.00             0.00               0.00               0.00
M Outstanding Writedown                           0.00                  0.00                                0.00

B-1                                      14,843,000.00         14,843,000.00             0.00               0.00               0.00
B-1 Outstanding Writedown                         0.00                  0.00                                0.00

B-2                                       6,926,846.00          6,926,846.00             0.00               0.00               0.00
B-2 Outstanding Writedown                         0.00                  0.00                                0.00

Excess Asset Principal Balance                    0.00            989,509.21             0.00               0.00               0.00
                                      ----------------------------------------------------------------------------------------------

                                        197,901,846.00        186,465,039.80             0.00       1,793,237.01       1,793,237.01
                                      ==============================================================================================



                                  Ending        Accelerated                             Ending                     Principal Paid
                Cert.           Carryover        Principal          Writedown         Certificate     Pool           Per $1,000
                Class           Principal       Distribution         Amounts           Balances      Factor         Denomination
-----------------------------------------------------------------------------------------------------------------------------------


A-1                                   0.00             0.00            0.00         20,780,447.58     59.37271%         51.24
A-1 Outstanding Writedown                                              0.00                  0.00      0.00              0.00

A-2                                   0.00             0.00            0.00         13,950,000.00    100.00000%          0.00
A-2 Outstanding Writedown                                              0.00                  0.00      0.00              0.00

A-3                                   0.00             0.00            0.00         25,200,000.00    100.00000%          0.00
A-3 Outstanding Writedown                                              0.00                  0.00      0.00              0.00

A-4                                   0.00             0.00            0.00         33,450,000.00    100.00000%          0.00
A-4 Outstanding Writedown                                              0.00                  0.00      0.00              0.00

A-5                                   0.00             0.00            0.00         53,195,000.00    100.00000%          0.00
A-5 Outstanding Writedown                                              0.00                  0.00      0.00              0.00

M                                     0.00             0.00            0.00         15,337,000.00    100.00000%          0.00
M Outstanding Writedown                                                0.00                  0.00      0.00              0.00

B-1                                   0.00             0.00            0.00         14,843,000.00    100.00000%          0.00
B-1 Outstanding Writedown                                              0.00                  0.00      0.00              0.00

B-2                                   0.00             0.00            0.00          6,926,846.00    100.00000%          0.00
B-2 Outstanding Writedown                                              0.00                  0.00      0.00              0.00

Excess Asset Principal Balance        0.00             0.00            0.00            989,509.21
                               ------------------------------------------------------------------

                                      0.00             0.00            0.00        184,671,802.79
                               ==================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1998-A                                                             REPORT DATE:  September 12, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT #          7
REMITTANCE REPORT
REPORTING MONTH:                          Aug-98                                                    Page 7 of 7


CERTIFICATE INTEREST ANALYSIS



           Certificate         Remittance        Beginning         Current           Total               Interest             Ending
              Class               Rate            Balance          Accrual            Paid               Shortfall           Balance
                             -------------------------------------------------------------------------------------------------------


A-1                             6.20000%            0.00        116,630.70        116,630.70                0.00               0.00
A-1  Carryover Interest         0.00                0.00              0.00              0.00                0.00               0.00
A-1  Writedown Interest         0.00                0.00              0.00              0.00                0.00               0.00

A-2                             6.10000%            0.00         70,912.50         70,912.50                0.00               0.00
A-2  Carryover Interest         0.00                0.00              0.00              0.00                0.00               0.00
A-2  Writedown Interest         0.00                0.00              0.00              0.00                0.00               0.00

A-3                             6.05000%            0.00        127,050.00        127,050.00                0.00               0.00
A-3  Carryover Interest         0.00                0.00              0.00              0.00                0.00               0.00
A-3  Writedown Interest         0.00                0.00              0.00              0.00                0.00               0.00

A-4                             6.20000%            0.00        172,825.00        172,825.00                0.00               0.00
A-4  Carryover Interest         0.00                0.00              0.00              0.00                0.00               0.00
A-4  Writedown Interest         0.00                0.00              0.00              0.00                0.00               0.00

A-5                             6.70000%            0.00        297,005.42        297,005.42                0.00               0.00
A-5  Carryover Interest         0.00                0.00              0.00              0.00                0.00               0.00
A-5  Writedown Interest         0.00                0.00              0.00              0.00                0.00               0.00

M                               6.82500%            0.00         87,229.19         87,229.19                0.00               0.00
M  Carryover Interest           0.00                0.00              0.00              0.00                0.00               0.00
M  Writedown Interest           0.00                0.00              0.00              0.00                0.00               0.00

B-1                             7.50000%            0.00         92,768.75         92,768.75                0.00               0.00
B-1  Carryover Interest         0.00                0.00              0.00              0.00                0.00               0.00
B-1  Writedown Interest         0.00                0.00              0.00              0.00                0.00               0.00

B-2                             8.73500%            0.00         50,421.67         50,421.67                0.00               0.00
B-2  Carryover Interest         0.00                0.00              0.00              0.00                0.00               0.00
B-2  Writedown Interest         0.00                0.00              0.00              0.00                0.00               0.00


X                                           1,232,448.42        522,286.20        361,272.31          161,013.89       1,393,462.31


R                                                   0.00              0.00              0.00                0.00               0.00

Service Fee                                         0.00        155,387.53        155,387.53                0.00               0.00
                                  --------------------------------------------------------------------------------------------------

                                            1,232,448.42      1,692,516.96      1,531,503.07          161,013.89       1,393,462.31
                                  ==================================================================================================

                              Interest Paid
           Certificate         Per $1,000       Cert.          TOTAL
              Class           Denomination      Class       DISTRIBUTION
                             ---------------------------------------------------


A-1                               5.17           A-1        1,909,867.71
A-1  Carryover Interest           0.00
A-1  Writedown Interest           0.00

A-2                               5.08           A-2           70,912.50
A-2  Carryover Interest           0.00
A-2  Writedown Interest           0.00

A-3                               5.04           A-3          127,050.00
A-3  Carryover Interest           0.00
A-3  Writedown Interest           0.00

A-4                               5.17           A-4          172,825.00
A-4  Carryover Interest           0.00
A-4  Writedown Interest           0.00

A-5                               5.58           A-5          297,005.42
A-5  Carryover Interest           0.00
A-5  Writedown Interest           0.00

M                                 5.69            M            87,229.19
M  Carryover Interest             0.00
M  Writedown Interest             0.00

B-1                               6.25           B-1           92,768.75
B-1  Carryover Interest           0.00
B-1  Writedown Interest           0.00

B-2                               7.28           B-2           50,421.67
B-2  Carryover Interest           0.00                                   CUMULATIVE X INTEREST SHORTFALL               1,393,462.31
B-2  Writedown Interest           0.00                                   CUMULATIVE ACCELERATED PRINCIPAL DISTRIB       (989,509.21)
                                                                                                                      -------------

X                                                 X           361,272.31       CUMULATIVE LOSSES                         403,953.10
                                                                                                                      -------------

R                                                 R                 0.00

Service Fee                                                   155,387.53
                                                        -----------------

                                                            3,324,740.08
                                                        =================